Supplement dated March 31, 2016

to the

Prospectuses dated May 1, 2015

for

CWA VA Advantage IV Variable Annuity

CWA VA Preferred Plus Variable Annuity

Commonwealth Horizon Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its

Commonwealth Annuity Separate Account A

On March 24, 2016, the Board of Trustees of Pioneer Variable Contracts Trust considered and approved the termination and liquidation of the Pioneer Disciplined Value VCT Portfolio (the “Sub-Account”) to take place on or about June 3, 2016 (the “Liquidation Date”). In addition, the Sub-Account will close to new Purchase Payments on or about April 28, 2016.

Effective as of the close of business on April 27, 2016, you will no longer be able to allocate new Purchase Payments to the affected Sub-Account.

Effective as of the close of business on June 2, 2016, any Contract Value allocated to the Pioneer Disciplined Value VCT Portfolio will be automatically transferred to the Goldman Sachs VIT Money Market Fund. In addition, you will no longer be able to make transfers of Contract Value to the affected Sub-Account, including program trades effective as of the close of business on June 2, 2016. You may transfer any Contract Value in the affected Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date.

Also, effective as of the close of business on June 2, 2016: (1) any Dollar Cost Averaging and Automatic Asset Rebalancing programs that make allocations to the affected Sub-Account will be terminated; and (2) Systematic Withdrawal Plans will continue uninterrupted and will be automatically updated to reflect the Goldman Sachs VIT Money Market Fund, unless you provide us with new instructions prior to the Liquidation Date.

Upon completion of the liquidation, all references to the Pioneer Disciplined Value VCT Portfolio in the prospectus are deleted.

This Supplement Should Be Retained with Your Prospectus for Future Reference.